                                                                    EXHIBIT 99.2


                       NOTICE OF GUARANTEED DELIVERY FOR
                     AMERICAN COMMUNICATIONS SERVICES, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of American Communications Services, Inc. (the "Company") made pursuant to the Prospectus, dated December --, 1997 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for shares of Old Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.



               DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT



           By Mail:            Facsimile Transmission Number:   By Hand/Overnight Delivery:
Tender and Exchange Department         (212) 815-6213         Tender and Exchange Department
        P.O. Box 11248                                              101 Barclay Street
     Church Street Station                                      Receive and Deliver Window
                                 (For Eligible Institutions
 New York, New York 10286-1248              Only)                New York, New York 10286
                                    Confirm by Telephone:
                                       (800) 507-9357
                                    For Information Call:
                                       (800) 507-9357


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of Old Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.



Number of Shares of Old Preferred Stock:
                                                 If shares of Old Preferred Stock will be
                                                 delivered by book-entry transfer to The
                                                 Depository Trust Company, provide account
                                                 number.
--------------------------------------------

Certificate Nos. (if available):

--------------------------------------------
Total Number of Shares Represented by Old
Preferred Stock Certificate(s):
                                                 Account Number
--------------------------------------------..   -----------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

  X      ---------------------------------------------  -----------------------------------------

  X
         ---------------------------------------------  -----------------------------------------
         SIGNATURE(S) OF OWNER(S)                       DATE
         OR AUTHORIZED SIGNATORY

     Area Code and Telephone Number:


     Must be signed by the holder(s) of shares of Old Preferred Stock as the name(s) of such holder(s) appear(s) on the Old Preferred Stock certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

Capacity:
              --------------------------------------------------------------------------------

Address(es):
              --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

              --------------------------------------------------------------------------------

                                   GUARANTEE


     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the number of shares of Old Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Preferred Stock into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


---------------------------------------------    ---------------------------------------------
                NAME OF FIRM                                 AUTHORIZED SIGNATURE

---------------------------------------------    ---------------------------------------------
                   ADDRESS                                           TITLE

                                                                     Name:
---------------------------------------------
                  ZIP CODE                                  (PLEASE TYPE OR PRINT)

           Area Code and Tel. No.:                                  Dated:


NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF OLD PREFERRED STOCK WITH THIS FORM.
      CERTIFICATES FOR SHARES OF OLD PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.